Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Two:
The Director Series VII/VIIR
Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account One:
The Director Series VII/VIIR
Supplement dated November 8, 2023 to the variable annuity prospectus dated May 1, 2023 and the updating summary prospectus dated May 1, 2023
This contract was previously sold under various marketing names depending on which distribution partner sold the product and/or when the product was sold. These marketing names include: The Director Series VII/VIIR, NatCity Director, First Horizon Director, The BB&T Director Series II/IIR, AmSouth Variable Annuity Series II/IIR, The Director Select Series II/IIR, The Director Choice Series II/IIR, The Huntington Director Series I/IR, The Director Solution Series I/IR, Director Preferred Series I/IR, Director Elite Series I/IR, The Wachovia Director Series I/IR, Fifth Third Director Series I/IR, Director Classic Series I/IR, and Wells Fargo Director Series I/IR.
ATTENTION: This update only impacts the following contracts:
The Director Select Series II/IIR, The Wachovia Director Series I/IR, and Wells Fargo Director Series I/IR
At a meeting held October 19, 2023, the Board of Trustees of Allspring Variable Trust approved the liquidation of the Allspring VT International Equity Fund (the “Fund”) effective at the close of trading at the New York Stock Exchange (“NYSE”) on or about April 30, 2024 (the “liquidation date”).
For Contract Owners not invested in the Fund:
Contract Owners not invested in the Fund need not take any action.
For Contract Owners invested in the Fund:
Due to the liquidation of the Fund, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades after the close of trading at the NYSE on or about April 26, 2024 (the “closing date”). If you do not want any of your Contract Value to be automatically transferred from the Fund to the Invesco V.I. Government Money Market Fund, you must contact our Annuity Contact Center prior to the close of trading on the closing date and provide instructions to transfer Contract Value to another available fund. If you do not provide alternative instructions to transfer your Contract Value from the affected Fund prior to the closing date, we will automatically transfer any of your Contract Value remaining in the Fund on the closing date to the Invesco V.I. Government Money Market Fund Sub-Account.
Also, effective as of the close of trading on the closing date:
•DCA, Asset Rebalancing and/or InvestEase® Programs: If you are enrolled in a DCA, Asset Rebalancing and/or InvestEase® Program that includes the Fund you may provide us alternative instructions prior to the closing date. If you do not provide us alternative instructions prior to closing date, we will automatically update your DCA, Asset Rebalancing and/or InvestEase® Program to replace the Fund with the Invesco V.I. Government Money Market Fund Sub-Account;
•Automatic Income Program: If you are enrolled in an Automatic Income Program that includes the Fund, your income payments will continue to come out of the Fund until the Fund liquidates at the close of trading on the liquidation date. Upon the Fund’s liquidation, all Contract Value in the Fund will be automatically transferred to the Invesco V.I. Government Money Market Fund Sub-Account and your Automatic Income Program will be automatically updated to replace the Fund with the Invesco V.I. Government Money Market Fund Sub-Account, unless you provide us alternative instructions prior to the liquidation date; and
•Allocation Models (Pre-defined or custom (“self-select”)): If you are invested in an Allocation Model that includes the Fund, the model will be automatically updated on the closing date to replace the Fund with the Invesco V.I. Government Money Market Fund Sub-Account. If you are in a “self-select” model and would like to change your selections or you would like to invest in a different model you may provide us new instructions at any time.
Fund transfers made from the Invesco V.I. Government Money Market Fund Sub-Account within 60 calendar days after the liquidation date, will not count against any limit on the number of transfers in one contract year.
If you have questions, or need assistance with fund transfers and updates to future contribution allocations, please call our Annuity Contact Center at 1-800-862-6668. Contact your investment professional if you need advice on your unique financial situation.
Upon completion of the liquidation of the Fund, all references to the Fund in the variable annuity prospectus and updating summary prospectus are deleted.

This supplement should be retained for future reference.
HV-8036